Exhibit 10.11

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of March 24, 2005, is made between each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”), in favor of General Electric Capital Corporation (“GECC”), as U.S. collateral agent (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”) for the benefit of itself and the U.S. Secured Parties.

W I T N E S S E T H:

WHEREAS pursuant to the terms of that certain Credit Agreement, dated as of March 24, 2005 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Progress Rail Services Holdings Corp. (the “Parent”), each of Parent’s domestic subsidiaries identified on the signature pages thereof (the Parent and such subsidiaries, collectively, the “U.S. Borrowers”), Progress Rail Canada Corporation, Progress Rail Transcanada Corporation (the “Canadian Borrowers”; the Canadian Borrowers and the U.S. Borrowers, collectively, the “Borrowers”), GECC, as U.S. Administrative Agent, GE Capital Finance Holding Co., as Canadian Administrative Agent, the Lenders and the other parties thereto, the U.S. Administrative Agent, the Canadian Administrative Agent, the Lenders and the other parties thereto have agreed to extend credit and make certain financial accommodations to the Borrowers;

WHEREAS pursuant to that certain Domestic Pledge and Security Agreement, of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), between Grantors and Collateral Agent, each Grantor has granted to the Collateral Agent a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under all Collateral, including the Copyright Collateral (as defined below), and all Collateral in each case whether now owned or existing or hereafter acquired or arising and wherever located to secure the prompt and complete payment and performance of all Secured Obligations (as defined in the Security Agreement) including the obligations of the Borrowers under the Credit Agreement; and

WHEREAS pursuant to the Credit Agreement, the Grantors are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuing Banks, and the Administrative Agents to enter into the Credit Agreement and to induce the Lenders and the Issuing Banks to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

Section 1.                                          Defined Terms

Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

Section 2.                                          Grant of Security Interest in the Copyright Collateral

Each Grantor hereby grants to the Collateral Agent a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under the following

Collateral of such Grantor, in each case whether owned or existing or hereafter acquired or arising and wherever located (collectively, the “Copyright Collateral”):

(i)                                     all of its Copyrights and all Intellectual Property Licenses providing for the grant by or to such Grantor of any right under any Copyright, including, without limitation, those referred to on Schedule A hereto;

(ii)                                  all renewals, reversions, continuations and extensions of the foregoing; and

(iii)                               all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

Section 3.                                          Security for Obligations

This Agreement secures, and the Copyright Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Secured Obligations.

Section 4.                                          Security Agreement

The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

Section 5.                                          Grantor Remains Liable

Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall remain liable for all obligations under the Collateral, and shall assume full and complete responsibility for the prosecution, defense, enforcement or any other reasonably necessary or desirable actions in connection with their Copyrights and Intellectual Property Licenses subject to a security interest hereunder.

Section 6.                                          Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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Section 7.                                          Governing Law

This agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

[SlGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

PROGRESS RAIL SERVICES CORPORATION,
as Grantor

By:	/s/ William P. Ainsworth
Name: William P. Ainsworth
Title: President and Chief Executive Officer

ACCEPTED AND AGREED
as of the date first above written:

GENERAL ELECTRIC CAPITAL CORPORATION,
as U.S. Collateral Agent

By:	/s/ Edward N. Parkes IV
Name: Edward N. Parkes IV
Title: Vice President

ACKNOWLEDGEMENT OF GRANTOR

STATE OF ALABAMA	)
) ss.
COUNTY OF MARSHALL	)

On this 18th day of March, 2005 before me personally appeared William P. Ainsworth, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of PROGRESS RAIL SERVICES CORPORATION, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Julie A. Ming
Notary Public

SCHEDULE I

TO

COPYRIGHT SECURITY AGREEMENT

A.                                   REGISTERED COPYRIGHTS

[Include Registration Number and Date]

B.                                     COPYRIGHT APPLICATIONS

[Include Application Number and Date]

C.                                     INTELLECTUAL PROPERTY LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)

SCHEDULE I

TO

COPYRIGHT SECURITY AGREEMENT

Party	Copyright	Filing Date	Status	Registration No.

Progress Rail Services Corporation	iLease Internet Leasing Software	April 21, 2004	Registered	TX-5-953-137

Schedule I to Copyright Security Agreement